Exhibit 32



                           Section 1350 Certifications



         Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (subsections
(a) and (b) of section 1350, chapter 63 of title 18, United States Code), each of the undersigned officers of FNB Bancorp, a California corporation (the "Company"), does hereby certify that:

         1. The Company's Quarterly Report on Form 10-Q for the quarter ended September 30, 2004 (the "Form 10-Q") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

         2. Information contained in the Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of the Company.




Dated:  November 9, 2004.                         /s/ THOMAS C. MC GRAW
                                                  ------------------------------
                                                  Thomas C. Mc Graw
                                                  Chief Executive Officer




Dated:  November 9, 2004.                         /s/ JAMES B. RAMSEY
                                                  ------------------------------
                                                  James B. Ramsey
                                                  Senior Vice President
                                                  and Chief Financial Officer





         A signed original of this statement required by Section 906 has been provided to FNB Bancorp and will be retained by FNB Bancorp and furnished to the Securities and Exchange Commission or its staff upon request.

                                       26